UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K/A
(Amendment No. 1)
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2015

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment amends and restates the Current Report on Form 8-K originally filed by Shiloh Industries, Inc. on September 14, 2015, which inadvertently omitted Exhibit 99.1. This amendment does not amend or update any other information that was set forth in the original Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On September 14, 2015, Shiloh Industries, Inc. (the "Company") issued a press release announcing its operating results for the second quarter ended July 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

SHILOH INDUSTRIES REPORTS THIRD QUARTER 2015 RESULTS

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1    Press Release of Shiloh Industries, Inc. dated September 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.
Date:	September 14, 2015	By:	/s/ Thomas M. Dugan Name: Thomas M. Dugan Title: Vice President of Finance and Treasurer